UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
COVANTA HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-06732	95-6021257

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street Morristown, New Jersey	07960

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (862) 345-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 20, 2011, Covanta Holding Corporation issued a press release reporting the unaudited results for the second quarter ended June 30, 2011, and announcing a conference call and webcast to be held at 8:30 a.m. (Eastern) on Thursday, July 21, 2011 to discuss these results. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On July 20, 2011, Covanta Holding Corporation posted to its website materials that will be used in conjunction with its conference call and webcast regarding its unaudited results for its second quarter ended June 30, 2011, which will be held on Thursday, July 21, 2011 at 8:30 a.m. (Eastern). A copy of these materials is furnished as Exhibit 99.2 to this Form 8-K. This information includes certain non-GAAP financial information as identified in Exhibit 99.2.
The information in this Form 8-K, Exhibit 99.1 and Exhibit 99.2 is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired — Not Applicable
(b) Pro Forma Financial Information — Not Applicable
(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated July 20, 2011.

99.2	Earnings Materials, dated July 21, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 20, 2011
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

	Name:	Timothy J. Simpson
	Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated July 20, 2011.

99.2	Earnings Materials, dated July 21, 2011.